SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

DRYCLEAN USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 754-4551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            Item 2.02, including the portion of Exhibit 99.1 related thereto and the information therefrom incorporated in Item 2.02 by reference to Exhibit 99.1, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02	Results of Operations and Financial Condition.

On November 13, 2009, the Company issued a press release announcing its results of operations for the three month period ended September 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On November 13, 2009, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to change the Company’s name from “DRYCLEAN USA, Inc.” to “EnviroStar, Inc.” A Certificate of Amendment of the Company’s Certificate of Incorporation to reflect the name change was filed with the Secretary of State of the State of Delaware on November 13, 2009. The amendment will be effective on December 1, 2009, at which time the trading symbol for the Company common stock will change from “DCU” to “EVI” on the NYSE AMEX. Following implementation of the amendment, stockholders may continue to hold their existing certificates or receive new certificates reflecting the name change by delivering their existing certificates to the Company’s transfer agent.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

3.1(a)    Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 30, 1963

3.1(b)    Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on March 27, 1968.

3.1(c)    Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on November 4, 1983.

3.1(d)    Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on November 5, 1986

3.1(e)    Certificate of Change of Location of Registered Office and of Agent, as filed with the Secretary of State of the State of Delaware on December 31, 1986.

3.1(f)    Certificate of Amendment to the Company’s Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on October 30, 1998.

3.1(g)    Certificate of Amendment to the Company’s Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on November 5, 1999.

3.1(h)    Certificate of Amendment to the Company’s Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on November 13, 2009.

99.1       The Company’s press release dated November 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRYCLEAN USA, Inc.

Date:	November 13, 2009	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1(a)	Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 30, 1963.
3.1(b)	Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on March 27, 1968.
3.1(c)	Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on November 4, 1983.
3.1(d)	Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on November 5, 1986.
3.1(e)	Certificate of Change of Location of Registered Office and of Agent, as filed with the Secretary of State of the State of Delaware on December 31, 1986.
3.1(f)	Certificate of Amendment to the Company’s Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on October 30, 1998.
3.1(g)	Certificate of Amendment to the Company’s Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on November 5, 1999.
3.1(h)	Certificate of Amendment to the Company’s Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on November 13, 2009.
99.1	The Company’s press release dated November 13, 2009.